SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                                          Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934, as amended (the "Exchange Act")



Date of Report:   (Date of earliest reported event:)            August 3, 1998
                                                                --------------


                          SYNAPTIX SYSTEMS CORPORATION
             (Exact name of registrant as specified in its charter)



          Colorado                     33-15097-D               84-1045715
(State or other jurisdiction    (Commission File Number)        (IRS Employer
 of incorporation)                                        Identification Number)


18333 Egret Bay Boulevard, Suite 270, Houston Texas                       77058
--------------------------------------------------------------------------------
  (Address of Principal Executive Offices)                            (Zip Code)


       Registrant's telephone number, including area code: (281) 335-4964


                                        1

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                          SYNAPTIX SYSTEMS CORPORATION
                           CURRENT REPORT ON FORM 8-K



TABLE OF CONTENTS

                                                                         Page
                                                                       Number


PART II.          OTHER INFORMATION

Item 2            Acquisition of Assets.....................................3

Item 4.           Changes in Registrant's Certifying Accountants............3

                  Signatures................................................4



                                        2

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Item 2.           Acquisition of Assets

         Synaptix Systems Corporation, doing business as Affiliated Resources Corporation ("Affiliated") (SYTS:OTC Electronic Bulletin Board) entered into a Plan and Agreement of Reorganization on July 8, 1998 with CobolTexas, Inc., a Texas corporation, and E. Lyle Flinn, Robert Burnside, Gabriel C. Cox and Robert
G. Oliver (the "Shareholders"). Affiliated acquired from the shareholders all of the issued and outstanding shares of the capital stock of CobolTexas, Inc, in exchange solely for shares of voting stock of Affiliated. The consideration consisted entirely of 641,026 shares of the Company's common stock. Under the Plan, CobolTexas, Inc. became a subsidiary of Affiliated. In connection with this Plan and Agreement of Reorganization, Affiliated entered into a Contractors Agreement with E. Lyle Flinn, Robert Burnside, Gabriel C. Cox, an Robert G. Oliver., a copy of which is attached hereto and incorporated herein as Exhibit 10.

Item 4.           Changes in Registrant's Certifying Accountants

         The Company appointed the firm of Weinstein and Spira, Inc., 2200 Five Greenway Plaza, Houston, Texas 77046, as its Independent Accountants, effective as of July 14, 1998. Smith & Co., Inc., the Company's Independent Accountants for more than the past two years, who are located in Salt Lake City, Utah, resigned effective as of August 3, 1998. There were no disagreements between the Company or its accountants.

         The reports of Smith & Company on the financial statements of the Registrant for each of the two fiscal years in the period ended June 30, 1997 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. They did contain a going concern paragraph.

         During the Registrant's most two recent fiscal years and all subsequent interim periods preceding the change in auditors, there was no disagreement with Smith & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of Smith & Company, would have caused them to make a reference to the subject matter of the disagreements in connection with their report; nor has Smith & Company ever presented a written report, or otherwise communicated in writing to the Registrant or its Board of Directors the existence of any "disagreement" or "reportable event" within the meaning of Item 304 of Regulation S-K.

Item 7.    (c)    Exhibits

          Exhibit No.   Exhibit

          2 Plan and Agreement of Reorganization between Synaptix Systems Corporation, CobolTexas, Inc., E. Lyle Flinn,

                                     3

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                        Robert Burnside, Gabriel C. Cox, and Robert G. Oliver,
                        dated July 8, 1998.

          10            Contractor's Agreement between CobolTexas, Inc. and E.
                        Lyle Flinn, Robert Burnside, Gabriel C. Cox, and Robert
                        G. Oliver, Jr.

          16            Letter from Smith & Company

                                SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                    SYNAPTIX SYSTEMS CORPORATION



Dated: August 3, 1998               By:   /s/ Peter C. Vanucci
                                       -----------------------

                                        Peter C. Vanucci, Chairman and
                                        Chief  Executive Officer

                                    Exhibit 2



                      PLAN AND AGREEMENT OF REORGANIZATION

         This Plan and Agreement of Reorganization ("Agreement") is entered into in Harris County, Texas as of the 8th day of July, 1998 between SYNAPTIX SYSTEMS CORPORATION, a Colorado corporation doing business as Affiliated Resources Corporation, ("Purchaser"), COBOLTEXAS, INC., a Texas corporation, ("Acquired Corporation") and E. Lyle Flinn ("Flinn"), Robert Burnside ("Burnside"), Gabriel
C. Cox ("Cox"), and Robert G. Oliver, Jr. ("Oliver") (Flinn, Burnside, Cox and Oliver are collectively the ("Shareholders").

         This Plan specifies a reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended. Purchaser will acquire from the Shareholders all of the issued and outstanding shares of capital stock of the Acquired Corporation, in exchange solely for shares of voting stock of Purchaser. Under this Plan, the Acquired Corporation will become a subsidiary of Purchaser.

         In  order  to  consummate  this  Agreement,   Purchaser,  the  Acquired
Corporation and the Shareholders, in consideration of the mutual covenants and on the basis of the representations and warranties set forth, agree as follows:

                                                     ARTICLE 1

                            EXCHANGE OF CAPITAL STOCK

1.01. Subject to the terms and conditions of this Agreement, the Shareholders will transfer and deliver to Purchaser on the Closing Date all of their certificates for shares of Capital Stock of Acquired Corporation, duly endorsed in blank with signatures guaranteed.

1.02. In exchange for the shares transferred by the Shareholders pursuant to Paragraph 1.01, Purchaser will issue and cause to be delivered to the Shareholders on the Closing Date the following shares of Common Stock of Purchaser.

       Shares of Purchaser           Name of Shareholder Receiving Shares
                240385                        Flinn
                240385                        Burnside
                128205                        Cox
                32051                         Oliver

1.03. Subject to the conditions precedent set forth in this Agreement, and the other obligations of the parties set forth in this Agreement, the Plan of Reorganization shall be consummated at the offices of Short & Ketchand, L.L.P., 11 Greenway Plaza, Suite 1520, Houston, Texas 77046, on July 14, 1998, at the hour of 10 a.m. or at any other place and date as the parties fix by mutual consent. Consummation shall include the delivery by the Shareholders of all of their shares of Capital Stock of the Acquired Corporation, as provided in Paragraph 1.01 of this Agreement, and the delivery by Purchaser of its shares of Common Stock, as provided in Paragraph 1.02 of this Agreement. The date of the consummation of this Agreement is referred to as the "Closing Date."

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1.04. On the Closing Date the  Shareholders  and the Acquired  Corporation  will enter into an agreement which shall provide as follows:

         a. For each of the first 12 thirty day periods following the Closing Date, the Shareholders shall receive on a noncumulative basis twenty percent (20%) of the collected gross revenue of the Acquired Corporation for the applicable thirty day period, provided however, that the sums payable to the Shareholders pursuant to this provision shall not exceed $30,000 for any of such thirty day periods and all sums payable to the Shareholders pursuant to this provision shall be allocated among the Shareholders in proposition to the shares of stock provided for in Paragraph 1.02 of this Agreement.

         b. The Shareholders are independent contractors and the Shareholders will operate and maintain operation of the System at no cost to the Acquired Corporation; provided, however, that if the T-1 service is required to be upgraded, the cost of that upgrade will be paid proportionately by the Shareholders and the Purchaser on a mutually agreed basis.

         c. The term of such agreement shall be 360 days from the Closing Date subject to extension by mutual agreement.

         d. The Shareholders will not compete with the Acquired Corporation or the Purchaser for a period of 18 months from the Closing Date with regard to Year 2000 conversion applications utilizing or based on the System.

                                    ARTICLE 2

                        REPRESENTATIONS AND WARRANTIES OF

                      ACQUIRED CORPORATION AND SHAREHOLDERS

2.01. Acquired Corporation is a corporation duly organized, validly existing, and in good standing under the laws of the State of Texas, with corporate power to own property and carry on its business as it is now being conducted. Copies of the articles of incorporation of Acquired Corporation, that have been certified by the Secretary of State of Texas and delivered to Purchaser, are complete and accurate as of the date of this Agreement.

2.02. Acquired Corporation has an authorized capitalization of 1000 shares of capital stock, with no par value, and as of the date of this Agreement 1000 shares are issued and outstanding, fully paid, and nonassessable. There are no outstanding subscriptions, options, contracts, commitments, or demands relating to the authorized but unissued stock of Acquired Corporation or other agreements of any character under which Acquired Corporation would be obligated to issue or purchase shares of its capital stock. There are no voting trusts, proxies, or other agreements or understandings to which either Acquired Corporation or any of the Shareholders is a party or which is binding on either the Acquired Corporation or any of the Shareholders with respect to the voting of any shares of capital stock of Acquired Corporation other than this Agreement and Plan of Reorganization and any other agreement pursuant hereto.

2.03. Since its incorporation, Acquired Corporation has not, and prior to the Closing Date will not have:

         (a)      Issued or sold any stock, bond, or other corporate securities.

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         (b) Incurred any absolute or contingent obligation, including long-term debt.

         (c)      Acquired or created any subsidiaries

         (d) Mortgaged, pledged, or subjected to lien any of its assets.

         (e) Sold or transferred any of its tangible assets, or canceled any debts or claims, or waived any rights of substantial value.

         (f) Sold, assigned, or transferred any patents, formulas, trademarks, trade names, copyrights, licenses, or other intangible assets.

         (g) Incurred any materially adverse losses or damage, or become involved in any strikes or other labor disputes.

         (h) Entered into any transaction other than in the ordinary course of business, except for the transaction that is the subject matter of this Agreement.

         (i)      Entered into any contracts.

         (j)      Made any capital expenditures.

2.04.    (a)      The Acquired Corporation has good and marketable title to all its assets including without limitation the following
                  ("System"):

         (1)      The name Cobol Texas Inc.

         (2) The Internet domain called "coboltexas.com" which is registered with InterNIC Registration Services Baltimore, MD, with registration paid from 10 Feb 1998 to 10 Feb 2000.

         (3) The http://www.coboltexas.com web site that physically resides on the Cobol Texas computer located at 12000 Richmond Ave. S100, Houston, Texas 77082. The website currently has the following interlinked pages:

                  a.       Cobol Texas Online COBOL Converter...
                  b.       Sample Estimate/Convert/Validate...
                  c.       Registration page...
                  d.       Free Trial...online test any five programs...

         (4) The Cobol Texas computer systems which consists of:

                  a. DELL Intel Pentium II computer with 4gb SCSI commercial grade disk, 128 MB SDRAM ECC Error Correcting main memory, SCSI CD ROM and other components.
              b. RedHat LINUX operating  system.
              c. SendMail email handling system.
              d. Cobol Texas COBOL parsing module.
              e. Cobol Texas PL/1 parsing module (currently under development)
              f. Other utilities and report modules.
              g. The "methodology" of a 100% automated client interface.

         All such assets are not subject to any mortgage, pledge, lien, charge, security interest, encumbrance, or restriction.

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         (b) The System is capable of all operations described in paragraph 2.04
(a)(3) of this Agreement with respect to both hardware and software. The System will work on all standard Cobol programs.

2.05. (a) Neither Acquired Corporation or any Shareholder of Acquired Corporation is a party to, nor has it been threatened with, any litigation or governmental proceeding that, if decided adversely to it, would have a material adverse effect on the transaction contemplated by this Agreement, or on the financial condition, net worth, prospects, or business of Acquired Corporation or any Shareholder of Acquired Corporation. There are no facts that might result in any action, suit, or other proceeding that would result in any material adverse change in the business or financial condition of Acquired Corporation or any Shareholder of Acquired Corporation.

         (b) Acquired Corporation is not infringing on or otherwise acting adversely to any copyrights, trademark rights, patent rights, or licenses owned by any other person, and there is no pending claim or threatened action with respect to such rights. Acquired Corporation is not obligated to make any payments in the form of royalties, fees, or otherwise to any owner or licensor of any patent, trademark, trade name, or copyright.

         (c) The business operation of Acquired Corporation has been and is being conducted in accordance with all applicable laws, rules, and regulations of all authorities. Acquired Corporation is not in violation of, or in default under, any term or provision of its Articles of Incorporation, its Bylaws, or of any lien, mortgage, lease, agreement, instrument, order, judgment, or decree, or any other type of restriction that would prevent consummation of the exchange of securities contemplated by this Agreement.

         (d) No declaration, filing or registration with, or notice to, or authorization, consent or approval of, any governmental or regulatory body or authority is necessary for the execution and delivery of this Agreement by the Acquired Corporation or the consummation by the Acquired Corporation of any of the transactions contemplated hereby.

2.06. All negotiations on the part of the Shareholders related to this Agreement have been accomplished solely by the Shareholders without the assistance of any person employed as a broker or finder. The Shareholders have done nothing to give rise to any valid claims against Purchaser or Acquired Corporation for a brokerage commission, finder's fee, or any similar charge.

2.07. As of the Closing Date the Acquired Corporation and Shareholders will have disclosed all events, conditions, and facts materially affecting the business and prospects of Acquired Corporation. Neither the Shareholders nor the Acquired Corporation has withheld knowledge of any events, conditions, and facts that they have reasonable ground to know may materially affect the business and prospects of Acquired Corporation. None of the representations and warranties made by the Shareholders or Acquired Corporation in this Agreement or set forth in any other instrument furnished to Purchaser contain any untrue statement of a material fact, or fails to state a material fact.

                                    ARTICLE 3

                        REPRESENTATIONS AND WARRANTIES OF

                                    PURCHASER

3.01. Purchaser is a corporation duly organized, validly existing, and in good standing under the laws of the State of Colorado, with corporate power to own property and carry on its business as it is now being conducted. Copies of the articles of incorporation of Purchaser, that have been certified by the Secretary of State of Colorado and delivered to the Acquired Corporation, are complete and accurate as of the date of this Agreement. Purchaser is qualified to transact business as a foreign corporation and is in good standing in all jurisdictions in which its principal properties are located.

3.02. Purchaser has an authorized capitalization of twenty-five million (25,000,000) shares of common stock of the par value of $0.003 per share, of which fifteen million six hundred sixty-five thousand four hundred ninety-two (15,665,492) shares are issued, outstanding, and fully paid as of the date of this Agreement. Except for two million (2,000,000) shares of authorized but unissued stock that are reserved for stock options there are no outstanding options, contracts, calls, commitments, or demands relating to the authorized but unissued stock of Purchaser.

3.03. The shares of stock of Purchaser that are to be issued and delivered to Shareholders of Acquired Corporation pursuant to the terms of this agreement will be validly authorized and issued, and will be fully paid and nonassessable. No shareholder of Purchaser will have any preemptive right of subscription or purchase with respect to the shares to be transferred.

3.04. The execution and performance of this Agreement have been duly authorized by all requisite corporate action. This Agreement constitutes a valid and binding obligation of Purchaser in accordance with its terms. No provision of the Purchaser 's Articles of Incorporation, Bylaws, minutes, share certificates, or contracts prevents Purchaser from delivering good title to its shares of such capital stock in the manner contemplated by this Agreement.

3.05. Purchaser has not retained nor otherwise utilized the services of any broker or finder in connection with the transaction contemplated by this agreement. Purchaser has done nothing to give rise to any valid claims against the Acquired Corporation for a brokerage commission, finder's fee, or any similar charge.

3.06. Purchaser has filed all federal income tax returns and, in each state where qualified or incorporated, all state income tax or franchise tax returns that are required to be filed, and has paid all taxes as shown on the returns as they have become due.

3.07. As of the Closing Date Purchaser will have disclosed to the Acquired Corporation all events, conditions, and facts materially affecting the business and prospects of Purchaser. Purchaser has not withheld knowledge of any events, conditions, or facts it has reasonable ground to know may materially affect the business and prospects of Purchaser. None of the representations and warranties made by Purchaser in this Agreement or set forth in any other instrument furnished to the Acquired Corporation contain any untrue statement of a material fact, or fails to state a material fact.

                                    ARTICLE 4

                         CONDUCT OF BUSINESS OF ACQUIRED

                           CORPORATION PENDING CLOSING

                                      DATE

4.01. Acquired Corporation will carry on its business in substantially the same manner as previous to the date of execution of this Agreement, and will:

         (a) Continue in full force the amount and scope of insurance coverage carried prior to that date;

         (b) Maintain its business organization and keep it intact, to retain its present employees, and to maintain its goodwill with suppliers, customers, and others having business relationships with it;

         (c) Exercise due diligence in safeguarding and maintaining confidential reports and data used in its business;

         (d) Maintain its assets and properties in good condition and repair, and not sell or otherwise dispose of any of its assets or properties, except sales of inventory in the ordinary course of business.

4.02. (a) Acquired Corporation will afford the officers and representatives of Purchaser , from the date of this Agreement until consummation of the Plan of Reorganization, full access during normal business hours to all properties, books, accounts, contracts, commitments, and any other records of any kind of Acquired Corporation. Sufficient access shall be allowed to provide Purchaser with full opportunity to make any investigation it desires to make of Acquired Corporation, and to keep itself fully informed of the affairs of Acquired Corporation.

         (b) In addition, Acquired Corporation will permit Purchaser to make extracts or copies of all such books, accounts, contracts, commitments, and records, and to furnish to Purchaser, within ten (10) days after demand, any further financial and operating data of the corporation as Purchaser reasonably requests.

         (c) Purchaser will use any information obtained under this Paragraph only for its own purposes in connection with the consummation of the transaction contemplated by this Agreement, and will not divulge the information to any other person.

4.03. Except with the prior written consent of Purchaser, Acquired Corporation will not:

         (a) Incur any liabilities other than current liabilities incurred in the ordinary course of business;

         (b)  Incur  any  mortgage,   lien,   pledge,   hypothecation,   charge,
encumbrance, or restriction of any kind;

         (c) Become a party to any contract, or renew, extend, or modify any existing contract, except in the ordinary course of business;

         (d) Make any capital expenditures, except for ordinary repairs, maintenance, and replacement;

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         (e)      Declare or pay any dividend on or make any other distribution to shareholders;

         (f)      Purchase, retire, or redeem any shares of its capital stock;

         (g) Issue or sell additional shares of its capital stock, whether or not such shares have been previously authorized or issued;

         (h) Issue or sell any warrants, rights, or options to acquire any shares of its capital stock;

         (i)      Amend its Articles of Incorporation or Bylaws;

         (j) Pay or agree to pay any bonus, increase in compensation, pension, or severance pay to any director, stockholder, officer, consultant, agent, or employee;

         (k) Discharge or satisfy any lien or encumbrance, nor pay any obligation or liability, except current liabilities incurred in the ordinary course of business since that date;

         (l)      Merge or consolidate with any other entity;

         (m) Enter into any transactions or take any acts that would constitute a breach of the representations, and warranties contained in this Agreement; or

         (n) Institute, settle, or agree to settle any action or proceeding before any court or governmental body.

4.04. Acquired Corporation will consult with Purchaser at all times until the Closing Date with respect to the operation and conduct of Acquired Corporation's business.

                                    ARTICLE 5

              CONDUCT OF BUSINESS OF PURCHASER PENDING CLOSING DATE

5.01. Purchaser will carry on its business in substantially the same manner as before the date of execution of this Agreement.

5.02. Purchaser will use its best efforts to satisfy all conditions precedent contained in this Agreement.

                                    ARTICLE 6

           CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRED CORPORATION

         6.01. The obligations of the Acquired Corporation to consummate the Plan of Reorganization in this Agreement shall be subject to the conditions precedent specified in this Article 6.

6.02. The representations and warranties of Purchaser contained in this Agreement shall be true as of the Closing Date with the same effect as though made on the Closing Date. Purchaser shall have performed all obligations and comply with all covenants required by this Agreement to be performed or complied with by it prior to the Closing Date. Purchaser shall deliver to the Acquired Corporation a certificate dated as of the Closing Date and signed by the President or a Vice President and the Secretary or an Assistant Secretary of Purchaser, certifying the truth of the representations and warranties.

6.03. No action or proceeding by any governmental body or agency shall have been threatened, asserted, or instituted to prohibit the consummation of the transactions contemplated by this Agreement.

                                    ARTICLE 7

                CONDITIONS PRECEDENT TO OBLIGATIONS OF PURCHASER

7.01. The obligations of Purchaser to consummate the Plan of Reorganization in this Agreement shall be subject to the conditions precedent specified in this
Article 7.

7.02. The representations and warranties of the Shareholders and the Acquired Corporation contained in this Agreement shall be true as of the Closing Date, with the same effect as though made on the Closing Date. The Shareholders and the Acquired Corporation shall perform all obligations and comply with all covenants required by this Agreement to be performed or complied with by them prior to the closing date. The Shareholders shall each deliver a signed and notarized certificate dated the Closing Date, certifying the truth of the representations and warranties. The Acquired Corporation shall deliver to Purchaser a certificate dated the Closing Date and signed by an officer of the Acquired Corporation, certifying the truth of the representations and warranties.

7.03. To the extent requested by Purchaser, the form and substance of all papers and proceedings under this Agreement shall be acceptable to counsel for Purchaser .

7.04. There shall be delivered to Purchaser the written resignations of the officers and directors of Acquired Corporation.

7.05. Each shareholder of Acquired Corporation shall deliver to Purchaser an executed written statement or investment letter as specified in Paragraph 9.01 of this Agreement and in form and substance acceptable to counsel for Purchaser.

         7.06. No action or proceeding by any governmental body or agency shall be threatened, asserted, or instituted that prohibits the consummation of the transactions contemplated by this Agreement.

7.07. Acquired Corporation shall not terminate any contracts prior to the Closing Date that in the aggregate would materially and adversely affect its business.

7.08. At the Closing Date the machinery, equipment, inventory, or other tangible property of Acquired Corporation shall not be damaged by fire, flood, accident, labor strife, act of war, or any other cause beyond the reasonable power and control of the Acquired Corporation to an extent that substantially affects the value of the property and assets.

                                    ARTICLE 8

                             SURVIVAL OF WARRANTIES

                                  AND LIABILITY

8.01. All statements of fact contained in this Agreement shall be deemed representations and warranties made by any such party, respectively, to each other party under this Agreement. The covenants, representations, and warranties of the parties and the Shareholders shall survive the

Closing Date, and all inspections, examinations, or audits on behalf of the parties and the Shareholders.

8.02. The Acquired Corporation shall pay its own expenses incurred by them arising out of this Agreement and the transactions contemplated in this Agreement, including but not limited to all fees and expenses of their counsel and accountants. Whether or not this Agreement is terminated, each of the parties shall bear all expenses incurred by it in connection with this Agreement and in the consummation of the transactions contemplated by and in preparation for the Agreement.

                                    ARTICLE 9

                         COMPLIANCE WITH SECURITIES LAWS

9.01. (a) Each Shareholder of the Acquired Corporation acknowledges that the shares of Purchaser's Stock to be delivered to the Shareholder pursuant to this Agreement have not been registered under the Federal Securities Act of 1933, as amended, referred to in this Agreement as the "1933 Act," and that therefore the stock is not fully transferable except as permitted under various exemptions contained in the 1933 Act and the rules of the Securities and Exchange Commission interpreting the Act. The provisions contained in this Paragraph 9.01 are intended to ensure compliance with the 1933 Act.

          (b) Each Shareholder of the Acquired Corporation represents and warrants to Purchaser that the Shareholder is acquiring the shares of Purchaser's Common Stock under this Agreement for the Shareholder's own account for investment, and not for the purpose of resale or any other distribution of the shares. Each Shareholder also represents and warrants that the Shareholder has no present intention of disposing of all or any part of such shares at any particular time, for any particular price, or on the happening of any particular circumstances. Each Shareholder acknowledges that Purchaser is relying on the truth and accuracy of the warranties and representations set forth in this Paragraph in issuing the shares without first registering the shares under the 1933 Act.

          (c) Each Shareholder of the Acquired Corporation covenants and represents that none of the shares of Acquired Corporation's Capital Stock that will be issued to the Shareholder pursuant to this Agreement, will be offered, sold, assigned, pledged, transferred, or otherwise disposed of except after full compliance with all of the applicable provisions of the 1933 Act and the rules and regulations of the Securities and Exchange Commission under the 1933 Act. Therefore, each Shareholder agrees not to sell or otherwise dispose of any of the shares of Purchaser's Common Stock received pursuant to this Agreement unless the Shareholder:

                  (i) Has delivered to Purchaser a written legal opinion in form and substance satisfactory to counsel for Purchaser to the effect that the disposition is permissible under the terms of the 1933 Act and regulations interpreting the Act;

                  (ii)  Has  complied  with  the   registration  and  prospectus
requirements of the 1933 Act relating to such a disposition; or

                  (iii) Has presented Purchaser satisfactory evidence that such a disposition is exempt from registration under Section 4(1) of the Act.

Purchaser shall place a stop transfer order against transfer of shares until one of the conditions set forth in this subparagraph has been met.

          (d) Each Shareholder of the Acquired Corporation agrees that the certificates evidencing the shares the Shareholder will receive under this Agreement will contain the following legend:

                  THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND HAVE BEEN TAKEN FOR INVESTMENT. THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE UNLESS A REGISTRATION STATEMENT UNDER THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED, IS IN EFFECT FOR THE SECURITIES, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT IS IN FACT APPLICABLE TO SUCH OFFER OR SALE.

          (e) If at any time in the future any of the Shareholders of the Acquired Corporation sell or otherwise dispose of any of such shares of Common Stock received from Purchaser without registration under the 1933 Act or any similar federal statute that may then be in effect, such Shareholder agrees to indemnify and hold harmless Purchaser against any claims, liabilities, penalties, costs, and expenses that may be asserted against or suffered by Purchaser as a result of such disposition.

          (f) If within three (3) years after the Closing Date, Purchaser decides to file a registration statement under the 1933 Act, covering a sale by Purchaser or a Shareholder of Purchaser of shares of Purchaser's Common Stock for cash, Purchaser will mail to each Shareholder written notice of its intent to file such a registration statement. If a Shareholder delivers a written request to Purchaser within twenty (20) days after the mailing of such notice setting forth the number of shares of Common Stock the Shareholder intends to dispose of, Purchaser agrees to use its best efforts to include such shares of each Shareholder in the registration statement. However, Purchaser shall not be so obligated to register the shares if in the opinion of counsel for Purchaser such shares may be disposed of without compliance with the registration and prospectus requirements of the 1933 Act. If, in spite of the best efforts of the Purchaser, the inclusion of all of the shares that each Shareholder intends to sell is not acceptable to the managing underwriter or underwriters of the offering, Purchaser may limit the number of shares of each Shareholder to be sold to ten percent (10%) of the total number of shares being offered in the registration statement. If the offering is not completed within ninety (90) days after the effective date of the registration statement, Purchaser shall be entitled to deregister any unsold portion of such shares. The manner and conduct of any such registration, including the contents of such registration statement and of any related underwriting or other agreements shall be entirely in the control and discretion of Purchaser. Each Shareholder agrees to cooperate with Purchaser in the preparation and filing of any registration statement prepared and filed under this Subparagraph. Purchaser shall bear all out-of-pocket expenses except for registration fees incurred in performing the obligations under this Subparagraph except that each Shareholder shall make the customary agreements, representations, warranties, and indemnifications to the underwriters in any such offering with respect to any shares included at the Shareholder's request.

9.02. Purchaser will file a registration statement in accordance with Paragraph 9.01(f) hereof with regard to the shares transferred to Shareholders pursuant to Paragraph 1.02 hereof if the collected gross revenues of the Acquired Corporation for the first 365 days after the Closing Date are greater than $300,000.00. If the collected gross revenues of the Acquired Corporation for the first 365 days after the Closing Date are equal to or less than $300,000.00, unless the parties agree to extend the 365 day time period the Shareholders will transfer and deliver to Purchaser all of the shares of Common Stock of Purchaser delivered to the Shareholders on the Closing Date and the Purchaser will transfer and deliver to the Shareholders all of the shares of Capital Stock of the Acquired Corporation delivered to the Purchaser on the Closing Date. All certificates for shares will be duly endorsed in blank with signatures guaranteed.

                                   ARTICLE 10

                                   TERMINATION

10.01. (a) Purchaser or Acquired Corporation may, on or at any time prior to the Closing Date, terminate this Agreement by notice to the other party in the event:

                  (i) The other party has defaulted by failing to perform any of its covenants and agreements contained in this Agreement; and

                  (ii) Such default has not been fully cured within five (5) days after receipt of the notice specifying particularly the nature of the default.

10.02. If consummation of the transaction specified in this Agreement has not occurred by 11:59 p.m. local time in Houston, Texas, on July 31, 1998, any party that is not in default in the timely performance of any of its covenants and conditions may terminate this Agreement subsequent to that time by giving written notice of termination to the other party. The written notice of termination shall be effective upon the delivery of the notice in person to an officer of the party or, if served by mail, upon the receipt of the notice by such party.

10.03. Purchaser may at its option terminate this Agreement prior to the Closing Date if Acquired Corporation has suffered any damage, destruction, or loss, whether or not covered by insurance, that materially and adversely affects the property, business, or financial condition of Acquired Corporation.

                                   ARTICLE 11

                                  MISCELLANEOUS

11.01. This Agreement may be amended or modified at any time and in any manner only by an instrument in writing executed by the Chairman of Purchaser and the President of Acquired Corporation provided it has been properly approved according to the corporate law governing the respective parties.

11.02. Either Purchaser or Acquired Corporation may, in writing:

          (a) Extend the time for the performance of any of the obligations of any other party to the Agreement.

          (b) Waive any inaccuracies and misrepresentations contained in this Agreement or any document delivered pursuant to the Agreement made by any other party to the Agreement.

          (c) Waive compliance with any of the covenants or performance of any obligations contained in this Agreement by any other party to the Agreement.

          (d)  Waive  the   fulfillment  of  any  condition   precedent  to  the
performance by any other party to the Agreement.

11.03. (a) Neither this entire Agreement nor any right created by the Agreement shall be assignable by either the Acquired Corporation or Purchaser without the prior written consent of the other,

         (b) Except as limited by the provisions of subparagraph (a), this Agreement shall be binding on and inure to the benefit of the respective successors and assigns of the parties, as well as the parties.

         (c) Nothing in this Agreement, expressed or implied, is intended to confer upon any person, other than the parties and their successors, any rights or remedies under this Agreement.

11.04. Any notice or other communication required or permitted by this Agreement must be in writing and shall be deemed to be properly given when delivered in person to an officer of the other party, when deposited in the United States mails for transmittal by certified or registered mail, postage prepaid, or when deposited with a public telegraph company for transmittal, charges prepaid, provided that the communication is addressed:

(a)      In the case of Purchaser , to:                with a copy to:

Synaptix Systems Corporation                  Short & Ketchand, L.L.P.

18333 Egret Bay Blvd., Suite 270              11 Greenway Plaza, Suite 1520

Houston, Texas 77058                          Houston, Texas  77046

Attn: Peter C. Vanucci, Chairman              Attn:    Keith Short

or to such other person or address designated by Purchaser to receive notice.

         (b) In the case of the Shareholders and Acquired Corporation, to:

CobolTexas, Inc.

1200 Richmond Avenue, Suite 100

Houston, Texas  77082


or to such other person or address designated by Acquired Corporation to receive notice.

11.05. Paragraph and other headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.06. This instrument and the exhibits and schedules to this instrument contain the entire Agreement between the parties with respect to the transaction contemplated by the Agreement. It may be executed in any number of counterparts but the aggregate of the counterparts together constitute only one and the same instrument.

11.07. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, but this Agreement shall be constructed as if it never contained any such invalid, illegal, or unenforceable provisions.

11.08. The validity, interpretation, and performance of this agreement shall be controlled by and construed under the laws of the State of Texas, the state in which this Agreement is being executed.

11.09 If any action at law or in equity, including an action for declaratory relief, is brought to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorney's fees from the other party. The attorney's fees may be ordered by the court in the trial of any action described in this Paragraph or may be enforced in a separate action brought for determining attorney's fees.

11.10 The parties declare that it is impossible to measure in money the damages that will accrue to a party or its successors as a result of the other parties' failure to perform any of the obligations under this Agreement. Therefore, if a party or its successor institutes any action or proceeding to enforce the provisions of this Agreement, any party opposing such action or proceeding agrees that specific performance may be sought and obtained for any breach of this Agreement.

Executed as of the date above stated at Houston, Texas.



PURCHASER

SYNAPTIX SYSTEMS CORPORATION

By:      ____________________________

         Peter C. Vanucci

         Chairman

ACQUIRED CORPORATION

COBOLTEXAS, INC.

By:      ____________________________

         E. Lyle Flinn

         President

------------------------            ------------------------
E. Lyle Flinn                                Robert Burnside
4818 Avenue O                       2750 Wallingford Dr., #1412
Galveston Texas  77551              Houston, Texas  77042
SSN# ###-##-####                             SSN# ###-##-####


------------------------            ------------------------
Gabriel C. Cox                      Robert G. Oliver, Jr.
9809 Richmond Ave, #E-15                     747 Red Rock Canyon
Houston, Texas  77042               Katy, Texas  77450
SSN# ###-##-####                             SSN# ###-##-####

                                   Exhibit 10

                              CONTRACTORS AGREEMENT

     This CONTRACTORS AGREEMENT (the "Agreement") dated July 14, 1998 between COBOLTEXAS INC., a Texas corporation (the "Company"), and E. LYLE FLINN ("Flinn"), ROBERT BURNSIDE ("Burnside"), GABRIEL C. COX ("Cox"), and ROBERT G. OLIVER, JR. ("Oliver") (Flinn, Burnside, Cox and Oliver are collectively the "Contractors") is made and entered into on the following terms and conditions:


                                       I.

         The Company owns the following ("System"):

                  (1)      The name CobolTexas Inc.

                  (2) The internet domain called "coboltexas.com" which is registered with InterNIC Registration Services Baltimore, MD, with registration paid from 10 Feb 1998 to 10 Feb 2000.

                  (3) The http://www.coboltexas.com web site that physically resides on the CobolTexas computer located at 12000 Richmond Ave, S100, Houston, Texas 77082. The web site currently has the following interlinked pages:

                           a.       Cobol Texas Online COBOL Converter...
                                    -------------------------------------
                           b.       Sample Estimate/Convert/Validate...
                                    -----------------------------------
                           c.       Registration page...
                                    --------------------
                           d.       Free Trial...online test any five programs..
                                    --------------------------------------------

                  (1)      The Cobol Texas computer systems which consists of:

                           a. DELL Intel Pentium II computer with 4gb SCSI commercial grade disk, 128 MB SDRAM ECC Error
                           Correcting main memory, SCSI CD ROM and other components. b. RedHat LINUX operating system. c. SendMail email handling system. d. CobolTexas COBOL parsing module. e. CobolTexas PL/1 parsing module (currently under development). f. Other utilities and report modules. g. A system which allows COBOL programs to be sent on the internet as email attachments to source@coboltexas.com and the system parses the programs and generates a report of Year 2000 date-sensitive issues with a time estimate which it emails back to the sender.

                                       II.

         The  Contractors  warrant  as  follows to the  Company  concerning  the
System:

                           (a) The System is not subject to any mortgage, pledge, lien, charge, security interest, encumbrance, or restriction. (b) The System is capable of all operations described in Article I of this Agreement with respect to both hardware and software. The System will work on all standard Cobol programs. (c) The System comes as-is-where-is.


                                      III.

                           (a) For each of the first 12 thirty day periods following the date hereof, the Contractors shall receive on a noncumulative basis twenty percent (20%) of the collected gross revenue of the Company for the applicable thirty day period, provided however, that the sums payable to the Contractors pursuant to this provision shall not exceed $30,000.00 for any of such thirty day periods and all sums payable to the Contractors pursuant to this provision shall be allocated among the Contractors in the following proportions:

                                                     Flinn       37.5%
                                                     ------      -----
                                                     Burnside    37.5%
                                                     --------    -----
                                                     Cox         20%
                                                     ---         ---
                                                     Oliver      5%
                                                     ------      ---

                           (b) The Contractors are independent contractors and the Contractors and the Company agree that for the term of this Agreement the Contractors will operate and maintain operation of the System hardware and software at no cost to the Company. The Contractors will not be liable for any claims with regard to the use or performance of the System unless resulting from the fraud, misrepresentation or negligence of the Contractors.

                           (c) The term of this Agreement shall be 360 days from the date hereof subject to extension by mutual agreement.

                           (d) The Contractors will not compete with the Company or its parent, Synaptix Systems Corporation, a Colorado corporation doing business as Affiliated Resources Corporation ("Affiliated") for a period of 18 months after the date hereof with regard to Year 2000 conversion applications utilizing or based on the System.

                           (e) If the Company sells the System to another entity within 18 months after the date hereof, the Contractors shall receive the greater of $200,000.00 or 20% of the purchase price which shall be allocated among the Contractors in the proportions stated in Paragraph III (a) hereof.


                                       IV.

         Contractors shall devote the time necessary to properly and adequately operate and maintain operation of the System. All matters pertaining to the employment, supervision, compensation, promotion and discharge of any person engaged by Contractors to assist in the operation and maintenance of the System are the responsibility of Contractors who shall fully comply with all applicable laws and regulations having to do with workmen's compensation, social security, unemployment insurance, hours of labor, wages, and working conditions. This Agreement is not one of agency by Contractor for the Company but one with Contractors engaged with respect to the functions undertaken by Contractors under this Agreement independently in the business of operating the System on their own behalf as independent contractors.

         Contractors acknowledge that the Company is not providing any benefits to Contractors other than the compensation described above. Contractors shall be responsible for providing for health insurance, disability insurance, life insurance, and any other insurance desired by Contractors and for providing for Contractors' retirement. In the event of sickness, injury, disability or death of Contractors, the Company shall have no responsibility to Contractors.


                                       V.

         Contractors acknowledge that the list of the Company's customers, as the Contractors may determine from time to time, and items 4d and e of the System are trade secrets and are valuable, special, and unique assets of the Company's business. The Contractors shall not, during and after the term of this Agreement, disclose all or any part of the list of customers or items 4d and e of the System to any person, firm, corporation, association, or other entity for any reason or purpose. The Company may pursue all remedies available to the Company for such breach or threatened breach, including the recovery of damages from the Contractor.


                                       VI.

         To protect the goodwill and the proprietary aspects of the System, Contractors agree as follows:

                           (a) If the Contractors breach the covenant not to compete stated in Section III (d), the term of the covenant not to compete is tolled until a Court enters a final judgment ordering compliance with the covenant (as reformed, if reformed) or until the Contractors voluntarily comply following the demand of the Company.

                           (b) The Company is deemed to have asked a Court to reform any portion of the covenant not to compete stated in Section III (d) found to be unenforceable and to sever from this Agreement those provisions that are unenforceable and not capable of reform.

                           (c) In the event of the Contractors' actual breach of the covenant not to compete stated in Section III
                           (d), the Company shall be entitled to damages, injunctive relief or both damages and injunctive relief and shall be entitled to retain any sum otherwise payable under Paragraph III (a) that has not been paid.


                                      VII.

                           (a) Each Paragraph of this Agreement constitutes a separate agreement between the parties. In the event that any provision of this Agreement is deemed to be invalid or unenforceable in its face, or is implied, then such provision shall be deemed severed herefrom to the extent invalid and unenforceable.

                           (b) Any notice required or desired to be given under this Agreement shall be deemed given if in writing sent by certified mail to the Contractors' addresses stated below or to the Company's principal office, as the case may be.

                           (c) The Company's waiver of a breach of any provision of this Agreement by the Contractors shall not operate or be construed as a waiver of any subsequent breach by the Contractors. No waiver shall be valid unless in writing and signed by an authorized officer of the Company.

                           (d) The Contractors acknowledge that Contractors' services are unique and personal. Accordingly, the Contractors may assign, subject to the provisions of
                           Article IV hereof, Contractors' rights or delegate Contractors' duties or obligations under this Agreement. The Company's rights and obligations under this Agreement shall inure to the benefit of and shall be binding upon the Company's successors and assigns.

                           (e) This Agreement contains the entire understanding of the parties. It may not be changed orally but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

         In witness whereof the parties have executed this Agreement effective the date first above stated.

                      COBOLTEXAS INC.



                      By:____________________________
                         Name:_______________________
                         Title:______________________



                      -------------------------------
                      E. LYLE FLINN
                      4818 Avenue O
                      Galveston, Texas 77551



                       -------------------------------
                       ROBERT BURNSIDE
                       2750 Wallingford Drive, #1412
                       Houston, Texas 77042


                       -------------------------------
                       GABRIEL C. COX
                       9809 Richmond Avenue, #E-15
                       Houston, Texas 77042


                       ------------------------------
                       ROBERT G. OLIVER, JR.
                       747 Red Rock Canyon
                       Katy, Texas 77450

                                   Exhibit 16

                                 SMITH & COMPANY
                          A PROFESSIONAL CORPORATION OF
                          CERTIFIED PUBLIC ACCOUNTANTS

MEMBERS OF:                                   10 WEST 100 SOUTH, SUITE 700
AMERICAN INSTITUTE OF                         SALT LAKE CITY, UTAH 84101
     CERTIFIED PUBLIC ACCOUNTANTS             TELEPHONE:       (801) 575-8297
UTAH ASSOCIATION OF                           FACSIMILE:       (801) 575-8306
     CERTIFIED PUBLIC ACCOUNTANTS             E-MAIL: smith&co@smithandcocpa.com
--------------------------------------------------------------------------------


August 3, 1998

Mr. Peter C. Vanucci, Chairman
Synaptix Systems Corporation
18333 Egret Bay Boulevard, Suite 270
Houston, Texas 77058


Dear Mr. Vanucci:


This is to confirm that the client-auditor relationship between Synaptix Systems Corporation (SEC File No. 33-15097-D) and Smith & Company has ceased, effective August 3, 1998, when we were informed by your 8-K that we had been replaced. This also confirms that we have read Item 4 of the Current Report on Form 8-K dated August 3, 1998 for Synaptix Systems Corporation and agree with the comments contained therein.




Very truly yours,



Smith & Company



By: William R. Denney


cc: SECPS LETTER FILE
     U.S. SECURITIES & EXCHANGE COMMISSION
     MAIL STOP 9-5
     450 FIFTH STREET, NORTHWEST
     WASHINGTON, DC 20549